SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 23, 2005


                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       1-06544                                        74-1648137
       -------                                        ----------
(Commission File Number)                   (IRS Employer Identification No.)

                 1390 Enclave Parkway, Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)

                                 (281) 584-1390
              (Registrant's telephone number, including area code)

                        --------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 23, 2005, SYSCO Corporation ("SYSCO") announced that G. Mitchell Elmer, Vice President and Controller, will assume responsibility as chief accounting officer effective July 3, 2005. Mr. John Stubblefield, SYSCO's Chief Financial Officer, previously acted as principal accounting officer. Mr. Elmer, age 46, has served as Vice President and Controller since 2000.

Mr. Elmer is an employee at will under Texas law and serves at the pleasure of the Board of Directors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1*                       Press Release dated June 23, 2005





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SYSCO CORPORATION



Date:  June 23, 2005                      By: /s/ Michael C. Nichols
                                             -----------------------------------
                                          Name:  Michael C. Nichols
                                          Title: Vice President, General Counsel
                                                 and Corporate Secretary



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


                                  EXHIBIT INDEX



Exhibit Number     Description                                           Page
--------------     -----------                                           ----

99.1               Press Release dated June 23, 2005                       5



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